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                          SHORT-TERM INVESTMENTS TRUST

                               TREASURY PORTFOLIO

                             (CASH MANAGEMENT CLASS)

                         Supplement dated March 4, 2005
                    to the Prospectus dated December 2, 2004
        as revised January 12, 2005 and as supplemented February 25, 2005


The first sentence of footnote 2 to the fee table in the prospectus of the Cash Management Class of the Treasury Portfolio contains a clerical error. Accordingly, the following replaces in its entirety the first sentence of footnote 2 under the heading "FEE TABLE AND EXPENSE EXAMPLE - FEE TABLE" on page 3 of the Prospectus: "The distributor has voluntarily agreed to waive 0.02% of Rule 12b-1 distribution plan payments."